===================================================================

               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            FORM 8-K/A

                         Current Report


                          June 16, 2003
       --------------------------------------------------
       (Date of Report - Date of Earliest Event Reported)

                            33-02035-A
                     ------------------------
                     (Commission File Number)


                     RAM Venture Holdings Corp.


           Florida                                59-2508470
-------------------------------                -------------------
(State or other jurisdiction of                  (IRS Employer
 incorporation or organization)                Identification No.)


                 3040 East Commercial Boulevard
                Fort Lauderdale, Florida  33308
            ----------------------------------------
            (Address of Principal Executive Offices)


                         (954) 772-2297
                -------------------------------
                (Registrant's Telephone Number)


                             None
      ----------------------------------------------------
      (Former Name, Former Address and Former Fiscal Year,
                   if changed since last report)


===================================================================

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  The Registrant's Certifying Accounting,
Grassano Accounting, P.A. in the city of Boca Raton,
Florida has notified the Registrant that it must decline to stand for re-election at this time since it is no longer able to provide the services that the Company requires.

     The audits performed by Grassano Accounting, P.A.
resulted in reports for the years ended December 31, 2001 and December 31, 2002 which contained unqualified favorable opinions and which were not modified as to uncertainty, audit scope or accounting principles.

     Further, in connection with the audits performed by Grassano Accounting, P.A. for the years ended
December 31, 2001 and 2002, there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Registrant has provided its resigning auditor, Grassano Accounting, P.A. with a true copy of the text of this Form 8-K, Item 4. and the former accountant has furnished the Registrant with a letter addressed to the Registrant's Board of Directors which is attached to this Form 8-K as preliminary Exhibit
(b)(16).

     The Registrant has requested the former accountant to furnish a letter addressed to the Commission with regard to its resignation as reflected in Regulation
S-K, Section 229.304(a)(3). A copy of the former accountant's response to that request is attached hereto as Exhibit 16.2.

     On June 25, 2003, the Company engaged Spicer,
Jeffries & Co. with offices at 4155 E. Jewell Avenue,
Suite 307, Denver, Colorado 80222 as its independent accountant for the year end 2003 audit and in connection with its Annual Report on Form 10-K for that period.


ITEM 7.   FINANCIAL STATEMENTS & EXHIBITS

(c)(16) Letter dated June 11, 2003 from the former accountants filed as Exhibit 16.1

(c)(16) Letter dated June 23, 2003 from the former accountants filed as Exhibit 16.2

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RAM VENTURE HOLDINGS CORP.



Dated: July 8, 2003          BY: /s/Norman H. Becker
                                ---------------------------
                                Norman H. Becker, President